Exhibit 10.4

AMENDMENT NO. 1 AND LIMITED WAIVER

TO CREDIT AGREEMENT

This AMENDMENT NO. 1 AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Amendment”) dated as of September 30, 2009, is made by and among CME GROUP INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of August 22, 2008 (the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to, among other things, (i) reduce the aggregate amount of the Revolving Commitments by $50,000,000, and apply the entirety of such reduction to (and thereby terminate the Revolving Commitment of) Woodlands Commercial Bank (f/k/a Lehman Brothers Commercial Bank) (collectively, the “Woodlands Commitment Reduction”), and waive certain terms of the Credit Agreement related thereto, and (ii) reduce the minimum required amount of each request under the Revolving Commitments increase option set forth in Section 2.19 of the Credit Agreement to $10,000,000, in each case as more particularly set forth below, and the Lenders signatory hereto are willing to effect such amendments and waivers on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Limited Waivers. Subject to the terms and conditions set forth herein, and solely with respect to the Woodlands Commitment Reduction,

(a) the Lenders signatory hereto hereby waive the requirement set forth in Section 2.07(c) of the Credit Agreement that the Borrower provide prior notice to the Administrative Agent of the Woodlands Commitment Reduction; and

(b) the Lenders signatory hereto hereby (i) waive the requirement set forth in Section 2.07(c) of the Credit Agreement that the reduction in the Revolving Commitments described in this Amendment be applied among the Revolving Lenders on a ratable basis in accordance with their respective Revolving Commitments, and (ii) acknowledge that immediately upon the effectiveness of this Amendment, Woodlands Commercial Bank (f/k/a Lehman Brothers Commercial Bank) shall no longer be a

“Lender” under the Credit Agreement unless and until such time as it becomes a “Lender” pursuant to and in accordance with Section 9.04 or Section 2.19 of the Credit Agreement.

The waivers set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby.

2. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 2.19(a) of the Credit Agreement is hereby amended by deleting “$25,000,000” in the fifth line and inserting “$10,000,000” in lieu thereof.

(b) Section 2.14(a) of the Credit Agreement is hereby amended by deleting “(other than a payment or conversion made pursuant to Section 2.06)” in the third and fourth line and inserting “(other than a payment made pursuant to Section 2.12(b))” in lieu thereof.

(c) The portion of the existing Schedule 2.01 entitled “(1) Revolving Lenders and Commitment Amounts:” is deleted it in its entirety and “Schedule 2.01 (1) Revolving Lenders and Commitments Amounts:” attached as Exhibit A hereto is inserted in lieu thereof.

(d) Exhibit A of the Credit Agreement is hereby amended by deleting Sections 3 and 5 therein and inserting the following, respectively, in lieu thereof:

3.	Borrower: CME Group Inc.

5.	Credit Agreement: Credit Agreement, dated as of August 22, 2008, among CME Group Inc., the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, and UBS Securities LLC, BMO Capital Markets and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Syndication Agents, as amended from time to time.

3. Release. Each of the Borrower and the Administrative Agent hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Woodlands Commercial Bank (f/k/a Lehman Brothers Commercial Bank) solely in its capacity as a lender under the Credit Agreement (including without limitation, a failure by Woodlands Commercial Bank to fund any Loan required to be funded by it under the Credit Agreement and specifically excluding its capacity as a dealer in connection with any commercial paper transaction, its capacity as a counterparty under any Swap Transaction or its capacity as an investment banker or financial advisor) or its agents, employees, officers, affiliates, directors, representatives, successors and assigns in each case acting in the same capacity (collectively, the “Released Parties”) originating in whole or in part on or before the date this Amendment is executed to the extent arising out of or as a direct result of the Credit Agreement (including

2

without limitation, a failure by Woodlands Commercial Bank to fund any Loan required to be funded by it under the Credit Agreement but specifically excluding any issuance of commercial paper, Swap Transaction or other transaction other than the Credit Agreement) (collectively, the “Claims”). Each of the Borrower and the Administrative Agent further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to such Claims. Each of the Released Parties shall be a third party beneficiary of this Amendment.

4. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments and waivers to the Credit Agreement contained herein are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) counterparts of this Amendment duly executed by the Borrower, and Lenders which constitute Required Lenders, and acknowledged by the Administrative Agent;

(ii) (x) a true and complete copy of resolutions for the Borrower authorizing the amendments contemplated hereby, (y) a certification that each of the certificate of incorporation and by-laws of the Borrower has not been amended or otherwise modified since the effective date of the Credit Agreement or, in the alternative, attaching true and complete copies of all amendments and modifications thereto and (z) evidence of the good standing of the Borrower; and

(iii) a certificate signed by a Senior Officer of the Borrower certifying as to the representations and warranties set forth in Section 5(a).

(b) unless waived by the Administrative Agent, all accrued reasonable and documented out-of-pocket expenses of the Arrangers and the Administrative Agent required to be paid pursuant to Section 9.03 of the Credit Agreement on or prior to the closing of the Amendment shall have been paid.

This Agreement shall become effective as of the date hereof upon satisfaction of the conditions set forth in clauses (a) and (b) above and the Administrative Agent shall give notice to the Borrower of the effectiveness of this Amendment.

5. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders as follows:

(a) At the time of and immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, and (ii) no Default or Event of Default has occurred and is continuing.

3

(b) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

6. Entire Agreement. This Amendment, together with the Credit Agreement (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.02 of the Credit Agreement.

7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission (e.g. pdf or electronic mail) shall be effective as a manually executed counterpart of this Amendment.

9. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. This Amendment shall be further subject to the provisions of Sections 9.09 and 9.10 of the Credit Agreement.

10. Enforceability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or enforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4

11. References. All references to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.04 of the Credit Agreement.

[Signature pages follow.]

5

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CME GROUP INC.

By:	/s/ James A. Pribel
Name:	James A. Pribel
Title:	Treasurer

ACKNOWLEDGED BY THE ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maryanne Fitzmaurice
Name:	Maryanne Fitzmaurice
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Maryanne Fitzmaurice
Name:	Maryanne Fitzmaurice
Title:	Senior Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Mahmood
Name:	David Mahmood
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	James N. DeVries
Name:	James N. DeVries
Title:	Senior Vice President

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:	/s/ Linda Haven
Name:	Linda Haven
Title:	Managing Director

COMMONWEALTH BANK OF AUSTRAILIA, as a Lender

By:	/s/ John Raftopoulos
Name:	John Raftopoulos
Title:	Risk Executive

SVENSKA HANDELSBANKEN, as a Lender

By:	/s/ Richard Johnson
Name:	Richard Johnson
Title:	Senior Vice President

By:	/s/ Mieko Miyamoto
Name:	Mieko Miyamoto
Title:	Assistant Vice President

TD BANK, NA, as a Lender

By:	/s/ Todd S. Sturza
Name:	/s/ Todd S. Sturza
Title:	Regional Vice President

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Thomas Caruso
Name:	/s/ Thomas Caruso
Title:	First Vice President

WILLIAM STREET LLC, as a Lender

By:	/s/ John Makrinos
Name:	John Makrinos
Title:	Authorized Signatory

LLOYDS TSB BANK PLC, as a Lender

By:	/s/ Candi Obrentz
Name:	Candi Obrentz
Title:	Associate Director, Financial Institutions, USA

By:	/s/ Shane Klein
Name:	Shane Klein
Title:	Director, Financial Institution

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Reginald H. Imamura
Name:	Reginald Imamura
Title:	Senior Vice President

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Xio Wang
Name:	Xio Wang
Title:	Assistant General Manager

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Tamara M. Dowd
Name:	Tamara M. Dowd
Title:	Vice President

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:	/s/ Priscilla H.T. Hsing
Name:	Priscilla H.T. Hsing
Title:	VP & DGM

THE CHIBA BANK, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Yukihito Inamura
Name:	Yukihito Inamura
Title:	General Manager

WOODLANDS COMMERCIAL BANK
(f/k/a LEHMAN BROTHERS COMMERCIAL BANK), as a Lender

By:	/s/ Gary Murray
Name:	Gary Murray
Title:	Chief Credit Officer

EXHIBIT A

SCHEDULE 2.01

LENDER COMMITMENTS

(1)	Revolving Lenders and Commitment Amounts:

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$150,000,000.00	15.864621893%
UBS Loan Finance LLC	$150,000,000.00	15.864621893%
The Bank of Nova Scotia	$125,000,000.00	13.220518245%
U.S. Bank National Association	$75,000,000.00	7.932310947%
BMO Capital Markets Financing, Inc.	$62,500,000.00	6.610259122%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$62,500,000.00	6.610259122%
Lloyds TSB Bank plc	$62,500,000.00	6.610259122%
Commonwealth Bank of Australia	$37,500,000.00	3.966155473%
Svenska Handelsbanken	$37,500,000.00	3.966155473%
TD Bank, NA	$25,000,000.00	2.644103649%
The Bank of New York Mellon	$25,000,000.00	2.644103649%
William Street LLC	$25,000,000.00	2.644103649%
PNC Bank National Association	$20,000,000.00	2.115282919%
Bank of China, New York Branch	$17,500,000.00	1.850872554%
The Northern Trust Company	$17,500,000.00	1.850872554%
Bank of Communications Co., Ltd., New York Branch	$15,000,000.00	1.586462189%
Chang Hwa Commercial Bank, Ltd., New York Branch	$15,000,000.00	1.586462189%
First Commercial Bank New York Agency	$10,000,000.00	1.057641460%
Mega International Commercial Bank Co., Ltd. New York Branch	$8,000,000.00	.846113168%
The Chiba Bank, Ltd., New York Branch	$5,000,000.00	.528820730%

Total	$945,500,000.00	100.000000000%